EXHIBIT 10(b)


                            FIFTH AMENDMENT TO FIRST
                            RESTATED CREDIT AGREEMENT

               FIFTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT

     This Fifth Amendment to First Restated Credit Agreement (this "Fifth Amendment") is entered into as of the 21st day of April, 1999 (the "Effective Date"), by and among Denbury Resources, Inc. ("DRI"), a corporation previously incorporated under the Canadian Business Corporation Act which has been domesticated in the State of Delaware and which is the successor by merger to Denbury Management, Inc. ("Management"), a Texas corporation, NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Agent ("Agent"), and the financial institutions parties hereto as Banks ("Banks").

                              W I T N E S S E T H:

     WHEREAS, Management, DRI, Agent and Banks are parties to that certain First Restated Credit Agreement dated as of December 29, 1997, as amended by (a) that certain First Amendment to First Restated Credit Agreement dated as of January 27, 1998, (b) that certain Second Amendment to First Restated Credit Agreement dated as of February 25, 1998, (c) that certain Third Amendment to First Restated Credit Agreement dated as of August 10, 1998, and (d) that certain Fourth Amendment to First Restated Credit Agreement dated February 19, 1999 (as amended, "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Management; and

     WHEREAS,  DRI  was  formerly   incorporated  under  the  Canadian  Business
Corporation Act and was domesticated in the State of Delaware; and

     WHEREAS, Management merged with and into DRI with DRI being the surviving corporation (such merger is referred to herein as the "Merger"); and

     WHEREAS, as a result of the Merger, DRI assumed and is primarily liable for all of the debts, obligations and liabilities of Management under the Credit Agreement and the other Loan Papers and DRI became the "Borrower" under and as defined in the Credit Agreement and the other Loan Papers; and

     WHEREAS, the parties desire to (a) evidence in writing the assumption by DRI of the debts, obligations and liabilities of Management under the Credit Agreement and the other Loan Papers, and (b) make certain conforming amendments to the Credit Agreement.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, DRI, Agent and each Bank hereby agree as follows:

     Section 1. Assumption. DRI acknowledges and agrees that as a result of the Merger DRI has assumed and is directly and primarily liable for the due and punctual payment and performance in full of the Obligations. DRI represents and warrants that it has no counterclaim, right of set off or other defense to payment or performance of such Obligations.

     Section 2. Amendments. The Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 2.

        2.1 Additional Definitions. Section 1.1 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Merger" and "Fifth Amendment" which shall read in full as follows:

                                   10(b) - 1

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          "Merger" means the merger of Denbury  Management,  Inc. into Borrower, in each case with Borrower being the surviving corporation.

          "Fifth Amendment" means that certain Fifth Amendment to First Restated Credit Agreement dated as of April 21, 1999 among Borrower, Administrative Agent and Banks.

        2.2 Amendment to Definitions. The definitions of "Administrative Agent," "Borrower," "Consolidated Current Assets," "Consolidated Current Liabilities," "Credit Parties," "GAAP," "Loan Papers," "Parent," and "Required Consolidated Tangible Net Worth" set forth in Section 1.1 of the Credit Agreement are amended to read in full as follows:

          "Administrative Agent" means NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

          "Borrower" means Denbury Resources, Inc., a corporation previously incorporated under the Canadian Business Corporation Act and which was domesticated in the State of Delaware, and which is the successor by merger to Denbury Management, Inc., a Texas corporation.

          "Consolidated Current Assets" means, for any Person at any time, the current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time.

          "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Borrower, excluding the current portion (if any) of the outstanding principal balance of the Revolving Loan.

          "Credit Parties" means Borrower and any Subsidiary or Affiliate of Borrower which Required Banks and Borrower may hereafter jointly designate in writing as a "Credit Party" for purposes of this Agreement. Unless and until any such designation is made, "Credit Party" and "Credit Parties" shall refer only to Borrower.

          "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Securities and Exchange Commission, the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee thereof) in order to continue as a generally accepted accounting principle or practice may be so changed.

          "Loan Papers" means this Agreement, the Notes, the Existing Mortgages (as amended by the Amendment to Mortgages), the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and each Security Document now or at any time hereafter delivered pursuant to Section 5.2, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be modified, amended, renewed, extended or restated from time to time.

          "Parent" means Denbury Resources, Inc., a corporation previously incorporated under the Canadian Business Corporations Act, which, prior to the Merger, was the owner and holder of one hundred percent (100%) of the issued and outstanding capital stock of Denbury Management, Inc., a Texas corporation.

                                   10(b) - 2

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          "Required  Consolidated  Tangible Net Worth" means, (a) as of June 30,
     1999, the sum of (i) Parent's Consolidated Tangible Net Worth as of December 31, 1998 plus (ii) an amount equal to sixty percent (60%) of the Net Cash Proceeds received by Parent or Borrower from any issuance by Parent or Borrower of its equity securities after January 1, 1999 and on or prior to June 30, 1999 (including pursuant to the Proposed Equity Contribution) (the sum of (i) and (ii) preceding is referred to herein as the "June 30, 1999 Required Net Worth"), and (b) from and after (but excluding), June 30, 1999, "Required Consolidated Tangible Net Worth" shall increase (but not decrease) above the Required Consolidated Tangible Net Worth previously in effect pursuant to this definition (i) on each Quarterly Date by an amount equal to fifty percent (50%) of Borrower's Consolidated Net Income for the Fiscal Quarter then ended, and (ii) on the date of issuance by Borrower of its equity securities by amount equal to fifty percent (50%) of the net proceeds received by Borrower from the issuance of such securities. Notwithstanding anything to the contrary contained herein, in no event will Required Consolidated Tangible Net Worth be less than $25,000,000.

        2.3 Deletion of Definitions. Section 1.1 of the Credit Agreement shall be amended to delete therefrom in their entirety the definitions of "Facility Guaranty", and "Parent Pledge Agreement."

        2.4 Amendments to Certain Interpretive Provisions. Section 1.2 of the Credit Agreement shall be amended to read in full as follows:

     "SECTION 1.2. Accounting Terms and Definitions. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be expressed in U.S. Dollars and shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Borrower's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Sections 8.1(a) or (b); provided that, unless Required Banks shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained in
Article X are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods."

        2.5 Amendment to Collateral and Guarantee Requirements. Article V of the Credit Agreement is amended to read in full as follows:

                                    ARTICLE V
                            COLLATERAL AND GUARANTEES

     SECTION 5.1. Required Security. The Obligations shall be secured by first priority perfected Liens on such Proved Mineral Interests owned by Borrower as Administrative Agent shall require but which shall, in all events, include Proved Mineral Interests with a Recognized Value representing not less than eighty five percent (85%) of the Recognized Value of all Proved Mineral Interests evaluated by Banks for purposes of determining the Borrowing Base; provided, that, from and after the occurrence of a Borrowing Base Deficiency, a Default or an Event of Default, the Obligations shall be secured by first priority perfected Liens on one hundred percent (100%) of all Mineral Interests owned by Borrower.

     SECTION 5.2. Security Documents. Not later than March 1, 1999 and thereafter simultaneously with any Redetermination or the occurrence of any Default or Event of Default, and at such other times as Administrative Agent or Required Banks shall request, Borrower shall execute and deliver to Administrative Agent such deeds of trust, mortgages, security agreements, assignments, financing statements, pledge agreements, collateral assignments and other documents, instruments and agreements (including, without limitation, any modifications,

                                   10(b) - 3

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amendments,  supplements,  restatements,  renewals or  extensions  of any of the foregoing) as Administrative Agent shall request to fully create, evidence and perfect the liens and security interests required by Section 5.1 (collectively, the "Security Documents").

     SECTION 5.3. Evidence of Existence, Authority, Proper Execution and Delivery and Title; Opinions. At any time Borrower is required to execute and deliver Security Documents pursuant to Section 5.2, Borrower shall also deliver to Administrative Agent and its counsel (a) such certificates of Authorized Officers of Borrower, certificates of Governmental Authorities, resolutions of the Boards of Directors of Borrower, certified copies of the charter and bylaws of Borrower and other documents, instruments and agreements as Administrative Agent shall require to evidence (i) the valid corporate existence and authority to transact business of Borrower, and (ii) the due authorization, execution and delivery of the Security Documents by Borrower, (b) opinions of counsel (addressed to Administrative Agent) or other evidence of title as Administrative Agent shall require to verify Borrower's title to all Proved Mineral Interests subject to the Liens of such Security Documents and the priority of such Liens, and (c) opinions of counsel addressed to Administrative Agent favorably opining as to the due authorization, execution, delivery and enforceability of such Security Documents and such other matters related to Borrower or such Security Documents as Administrative Agent shall require.

        2.6 Financial Representation and Warranty. Section 7.5 of the Credit Agreement is amended to delete the words "Parent" and "Parent's" each time such words appear therein and substitute in lieu thereof the words "Borrower" and "Borrower's."

        2.7 Organization Structure; Nature of Business Representation and Warranty. Section 7.14 of the Credit Agreement is amended to delete the first two (2) sentences thereof in their entirety.

        2.8 Fiscal Year Representation and Warranty. Section 7.17 of the Credit Agreement is amended to delete the word "Parent's" where it appears therein, and substitute in lieu thereof "Borrower's."

        2.9 Financial Information Covenant. Section 8.1 of the Credit Agreement is amended to delete the words "Parent" and "Parent's" each time they appear therein and to substitute in lieu thereof the words "Borrower" and "Borrower's."

        2.10 Business of the Credit Parties Covenant. Section 8.2 of the Credit Agreement is amended to delete the first sentence thereof in its entirety.

        2.11 Maintenance of Existence Covenant. Section 8.3 of the Credit Agreement is amended to delete the phrase "Each of Parent and" which are the first four words of such covenant.

        2.12 Title Data Representation and Warranty. Section 8.4 of the Credit Agreement is hereby amended to read in full as follows:

     "SECTION 8.4. Title Data. In addition to the title information required by Sections 5.3 and 6.1(c) hereof, Borrower shall, upon the request of Required Banks, cause to be delivered to Administrative Agent such title opinions and other information regarding title to Mineral Interests owned by Borrower as are appropriate to determine the status thereof; provided, however, that the Banks may not require the Credit Parties to furnish title opinions (except pursuant to Section 5.3 and 6.1(c)) unless (a) an Event of Default shall have occurred and be continuing, or (b) the Required Banks have reason to believe that there is a defect in or encumbrance upon Borrower's title to such Mineral Interests that is not a Permitted Encumbrance."

        2.13 Maintenance of Insurance Covenant. Section 8.6 of the Credit Agreement is amended to delete the phrase "and

                                   10(b) - 4

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Parent" in the third  sentence  thereof  and delete  the word  "assign"  in such sentence and substitute in lieu of the word "assign" the word "assigns."

        2.14 Merger Covenant. Section 9.4 of the Credit Agreement is amended to read in full as follows:

     "SECTION 9.4. Consolidations and Mergers. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, consolidate or merge with or into any other Person; provided, that so long as no Default exists or will result any wholly owned Subsidiary of Borrower may merge or consolidate with any other Person so long as a wholly owned Subsidiary of Borrower is the surviving corporation."

        2.15 Fiscal Year Covenant. Section 9.12 of the Credit Agreement is amended to delete the word "Parent" where it appears therein and substitute in lieu thereof, the word "Borrower."

        2.16 Financial Covenants. Article X of the Credit Agreement is amended to delete the words "Parent" and "Parent's" each time such words appear therein and to substitute in lieu thereof, the words "Borrower" and "Borrower's."

        2.17 Change of Control. Section 11.1(k) of the Credit Agreement is amended to read in full as follows:

        "(k) as of any date any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) other than the Texas Pacific Group shall become the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 30% of the total voting power of all classes of capital stock then outstanding of Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Borrower;" or

        2.18 Miscellaneous Provisions. Article XIV of the Credit Agreement is hereby amended to delete the word "Parent's" and the phrases "Parent and" and "Parent or" each time such words and such phrases appear in such Article.

     Section 3. Representations and Warranties of Borrower. To induce the Banks and Administrative Agent to enter into this Fifth Amendment, DRI hereby represents and warrants to Banks and Administrative Agent as follows:

        3.1 Confirmation of Representations and Warranties. After giving effect to the Amendments contained in Section 2 hereof, each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof.

        3.2 Corporate Power; Due Authorization; No Conflicts. The execution, delivery and performance by DRI of this Fourth Amendment are within DRI's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon DRI or any Subsidiary of DRI or result in the creation or imposition of any Lien upon any of the assets of DRI or any of the Subsidiaries of DRI except Permitted Encumbrances.

        3.3 Validity of Binding Effect. This Fifth Amendment constitutes the valid and binding obligations of DRI enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

        3.4 No Defenses. DRI has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

                                   10(b) - 5

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        3.5 Merger . The  domestication  of DRI in Delaware  and the Merger were consummated (a) substantially in accordance with the descriptions thereof set forth in that certain Consent Letter dated November 30, 1998, by and among Denbury Management, Inc., Parent and Banks, and (b) in accordance with all applicable Laws and the Articles or Certificate of Incorporation, bylaws and other charter documents of DRI and Management. The domestication of DRI in Delaware and the Merger did not, and do not, result in a breach or violation of any material contract, agreement, indenture, mortgage or other instrument to which DRI or Management is or was a party and did not and will not result in the imposition of any Lien on any of the properties or assets of DRI or Management or a default under or the acceleration of any Debt of DRI, Management; as a result of the domestication of DRI in Delaware and the Merger, DRI has succeeded to, and holds good and defensible title, to all assets of Management, subject to no Liens other than Permitted Encumbrances.


     Section 4. Miscellaneous.


        4.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. DRI hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent and Banks prior thereto, and agree that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

        4.2 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        4.3 Legal Expenses. DRI hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.

        4.4 Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

        4.5 Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        4.6 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.


                                    10(b) - 6

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                       BORROWER:

                                       DENBURY RESOURCES, INC.,
                                       a Delaware corporation


                                       By:_____________________________________
                                          Gareth Roberts
                                          President and Chief Executive
                                          Officer


                                       By:_____________________________________
                                          Phil Rykhoek
                                          Chief Financial Officer and
                                          Secretary

                                       ADMINISTRATIVE AGENT:

                                       NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A.


                                       By:_____________________________________
                                          J. Scott Fowler
                                          Vice President

                                       BANKS:

                                       NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A.


                                       By:_____________________________________
                                          J. Scott Fowler
                                          Vice President



                                   10(b) - 7

                                       BANKBOSTON, N.A.


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________

                                       BANK ONE, TEXAS, N.A.


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________

                                       CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________

                                       CHRISTIANAIA BANK, OG KREDITKASSE ASA


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________

                                       PARIBAS


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________

                                       CREDIT LYONNAIS - NEW YORK BRANCH


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________



                                   10(b) - 8

                                       WELLS FARGO BANK (TEXAS), N.A.


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________

                                       NATEXIS BANQUE BFCE


                                       By:_____________________________________
                                     Name:_____________________________________
                                    Title:_____________________________________



                                   10(b) - 9